SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)        May 31, 2001
                                                -----------------------


                              SENSE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



 Florida                               333-87293                 82-0326560
(State or other jurisdiction        (Commission File          (IRS Employer
 or incorporation)                       Number)             Identification No.)



                  7300 West McNab Road, Tamarac, Florida, 33321
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code     (954) 726-1422
                                                   ------------------


          (Former name or former address, if changed since last report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On May 31, 2001, the Registrant acquired all of the outstanding shares of Micro Sensor Technologies, Inc. , a Florida corporation. The shares were acquired from UTEK Corporation a Delaware corporation and UT-Battelle LLC, a Tennessee corporation, the shareholders of Micro Sensor, in a stock-for-stock exchange, for total consideration of 2,000,000 shares of the Registrant's common stock. Following the acquisition, Micro Sensor became the Registrant's wholly-owned subsidiary, and the Registrant indirectly acquired the rights and obligations of Micro Sensor under various agreements to which it is a party, including a Patent License Agreement with UT-Battelle LLC, a Consulting Agreement with Dr. Thomas Thundat and a Work for Others Agreement with UT-Battelle LLC.

         Under the Patent License Agreement, Micro Sensor is the exclusive licensee of UT-Battelle with respect to certain patented technology owned by UT-Battelle relating to the use, sale or offer for sale of technology which assists in the detection of unexploded ordnance including bombs, grenades, shells, rockets, and other explosive devices either placed as mines or fallen as projectiles whether buried or camouflaged. The exclusive license does not include explosive detection for security applications, including airport security. However, Micro Sensor has been granted a non- exclusive license to use the technology for security-related applications. UT-Battelle acquired the licensed rights under a contract with the United States Department of Energy, pursuant to which the technology was developed at the Oak Ridge National Laboratory in Oak Ridge, Tennessee. No products have yet been developed from the technology, and the Registrant does not know if the acquired technology can be successfully incorporated into commercially feasible products or whether any such products can be successfully marketed.

         Under a Consulting Agreement, Dr. Thomas G. Thundat has agreed to review, evaluate and make recommendations to Micro Sensor regarding the application of manufacturing and testing of the explosive detection technology, and will also provide recommendations to Micro Sensor regarding the application and integration of the new technology to products, and recommendations regarding the need for future research and development. Dr. Thundat was integrally involved in the development of the technology at the Oak Ridge National Laboratory. The one year consulting agreement commenced on June 1, 2001. The agreement requires Thundat to provide 100 hours of consulting time to Micro Sensor at a rate of $200 an hour totaling $20,000, which amount was paid by Micro Sensor at the time of the Registrant's acquisition of Micro Sensor.

         Micro Sensor has also entered into a Work for Others Agreement with UT-Battelle, LLC. The objective of this agreement is to demonstrate the efficacy of the technology being licensed for the purpose of detecting explosive devices. The duration of the Work for Others Agreement is 12 months. UT-Battelle, LLC has estimated that the cost for the work to be performed under this agreement will be $100,000, and this amount was paid from Micro Sensor funds at the time of the Registrant's acquisition of Micro Sensor.



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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a) Financial Statements for the periods specified in Rule 3-05(b) of Regulation S-X.(1)

         (b) Pro Forma Financial Information required pursuant to Article 11 of Regulation S- X.(2)

         (c)      Exhibits:

                  99.1 Agreement and Plan of Acquisition dated May 31, 2001, with Micro Sensor Technologies, Inc.(3)

                  99.2 Patent License Agreement dated March 26, 2001, between Micro Sensor Technologies, Inc. and UT-Battelle, LLC.(4)

                  99.3 Consulting Agreement dated June 1, 2001, between Micro Sensor Technologies, Inc. and Dr. Thomas Thundat. (5)

                  99.4 Work for Others Agreement dated June 4, 2001, between UT-Battelle, LLC and Micro Sensor Technologies, Inc. (6)

----------------------
(1) Incorporated by reference to the financial statements included in our Form SB-2 registration statement filed on June 13, 2001.

(2) Incorporated by reference to the pro-forma financial information included in our Form SB-2 registration statement filed on June 13, 2001.

(3) Incorporated by reference to Exhibit 10.13 included in our Form SB-2 registration statement filed on June 13, 2001.

(4) Incorporated by reference to Exhibit 10.14 included in our Form SB-2 registration statement filed on June 13, 2001.

(5) Incorporated by reference to Exhibit 10.15 included in our Form SB-2 registration statement filed on June 13, 2001.

(6) Incorporated by reference to Exhibit 10.16 included in our Form SB-2 registration statement filed on June 13, 2001.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Sense Holdings, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SENSE HOLDINGS, INC.


                                            By:   /s/ Dore Scott Perler
                                               ------------------------
                                            Name: Dore Scott Perler
                                            Title:President


Dated: June 14, 2001





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